Exhibit 10.7

THIRD WAIVER TO SIXTH

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD WAIVER TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver”), dated as of January 17, 2024, is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the Guarantor Subsidiaries party hereto, CALCULUS LENDING, LLC (the “Lender”), as Lender and ALTER DOMUS (US) LLC, as agent (in such capacity together with any successors thereto, the “Administrative Agent”) for the Lender.

WITNESSETH

WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to the Sixth Amended and Restated Credit Agreement, dated as of October 18, 2018 (as amended and modified from time to time prior to the Waiver Effective Date, the “Existing Credit Agreement”, and the Existing Credit Agreement, as modified by this Waiver, the “Credit Agreement”), pursuant to which the Lender agreed to make loans to the Borrower;

WHEREAS, the Borrower intends to acquire certain assets, including the oil and gas and mineral leases described on Schedule 1 hereto and the oil and gas wells described on Schedule 2 hereto (collectively, the “Acquired Assets”), pursuant to (and more particularly described in) that certain Purchase and Sale Agreement dated as of December 13, 2023 among, inter alia, Cox Oil Offshore, L.L.C., a Louisiana limited liability company and Borrower (the “Purchase Agreement”);

WHEREAS, a portion of the Acquired Assets are subject to certain production payments as more particularly described in that certain Escrow Agreement dated as of January 16, 2024 among Chevron U.S.A. Inc., a Pennsylvania corporation, Union Oil Company of California, a California corporation, the Borrower and U.S. Bank National Association (the “Escrow Agreement” and the Acquired Assets subject thereto the “Designated Assets”);

WHEREAS, subject to the terms and conditions set forth herein, the Lender (constituting the sole Lender) has agreed to consent to the acquisition of the Designated Assets and the arrangements contemplated by the Escrow Agreement (including the production payments in respect of the Designated Assets as contemplated by the Escrow Agreement as in effect on the date hereof) notwithstanding anything to the contrary in Section 7.1 or Section 7.2 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Definitions. Capitalized terms used herein (including in the Recitals hereto), but not defined herein, shall have the meanings as given them in the Credit Agreement (unless the context otherwise requires).

Section 2.Waivers to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, on the Waiver Effective Date, the Lender (constituting the sole Lender) agrees to waive Borrower’s compliance with Section 7.1 and Section 7.2 of the Credit Agreement solely in respect of the acquisition of the Designated Assets and the arrangements contemplated by the Escrow Agreement as in effect on the date hereof (including the production payments in respect of the Designated Assets as contemplated by the Escrow Agreement as in effect on the date hereof).

Section 3.Additional Covenants. The Borrower warrants, covenants and agrees (and the Borrower agrees to cause all of its Restricted Subsidiaries to comply with the following) until Security Termination, unless the Lender has previously agreed otherwise:

(a)neither the Borrower nor any Restricted Subsidiary will in any manner (directly, indirectly or on a contingent basis) owe or be liable for funding the Escrow Account (as defined in the Escrow Agreement) other than with the proceeds of the production payments as contemplated by the Escrow Agreement as in effect on the date hereof; and

(b)within ninety (90) days after the Waiver Effective Date, as may be extended by the Lender, provide the Administrative Agent with deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other security documents and related deliverables in each case in form and substance reasonably satisfactory to Administrative Agent and the Lender, granting, confirming, and perfecting first and prior liens or security interests in the Acquired Assets (including for the avoidance of doubt, the Designated Assets).

Notwithstanding any provision in this Waiver or the Credit Agreement to the contrary, any default or breach under this Section 3 shall constitute an immediate Event of Default under and as defined in the Credit Agreement.

Section 4.Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a)the representations and warranties of the Borrower and its Restricted Subsidiaries contained in the Loan Documents (as modified hereby) are true and correct in all material respects (unless such representation or warranty is qualified by materiality, in which event such representation or warranty shall be true and correct in all respects) on and as of the Waiver Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date (unless such representation or warranty is qualified by materiality, in which event such representation or warranty is true and correct in all respects as of such earlier date);

(b)the execution, delivery and performance by the Borrower and the Guarantor Subsidiaries of this Waiver are within their corporate or limited liability company powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or the Guarantor Subsidiaries or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents other than, in each case, as would not reasonably be expected to cause or result in a Material Adverse Change; and

(c)the execution, delivery and performance by the Borrower and the Guarantor Subsidiaries of this Waiver constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to enforcement of creditors’ rights.

Section 5.Conditions to Effectiveness. The Waiver in Section 2 shall be effective on the date on which all of the following conditions in this Section 5 are satisfied or waived, which date, the parties hereto acknowledge, is January 17, 2024 (such date, the “Waiver Effective Date”).

(a)The Administrative Agent (or its counsel) shall have received:

(i)counterparts of this Waiver duly executed by each of the parties hereto (other than the Administrative Agent); and

(ii)a certificate, dated as of the Waiver Effective Date and executed by an Authorized Officer of the Borrower, certifying (A) to the satisfaction of the conditions set forth in Section 5(c) and (d), (B) that none of the arrangements contemplated by the Escrow Agreement (including the production payments in respect of the Designated Assets as contemplated by the Escrow Agreement as in effect on the date hereof) constitute a guarantee obligation of the Borrower or any Restricted Subsidiary and neither the Borrower nor any Restricted Subsidiary will in any manner owe or be liable for funding the Escrow Account (as defined in the Escrow Agreement) other than with the proceeds of the production payments as contemplated by the Escrow Agreement as in effect on the date hereof and (C) to the truth, correctness and completeness of the following, which shall be exhibits attached thereto: (1) a copy of the Purchase Agreement and all amendments thereto as in effect on the Waiver Effective Date, (2) a copy of the Escrow Agreement and all amendments thereto as in effect on the Waiver Effective Date, (3) a copy of each Production Payment Assignment (as defined in the Escrow Agreement) and all amendments thereto as in effect on the Waiver Effective Date, (4) a copy of the EMA (as defined in the Escrow Agreement) and all amendments thereto as in effect on the Waiver Effective Date, and (5) to the extent not already provided pursuant to the preceding clauses (1)-(4), a copy of each W&T-Chevron Decommissioning Agreement (as defined in the EMA) and all amendments thereto as in effect on the Waiver Effective Date.

(b)The Administrative Agent and the Lender shall have received all fees and expenses required to be paid by the Borrower on or prior to the Waiver Effective Date, in the case of such expenses, to the extent provided in Section 10.4(a) of the Existing Credit Agreement and invoiced at least one (1) Business Day prior to the Waiver Effective Date.

(c)No Default or Event of Default shall have occurred and be continuing as of the Waiver Effective Date.

(d)The representations and warranties set forth in Section 4 shall be true and correct as of the Waiver Effective Date (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct as of such earlier date).

Section 6.Ratification; Reaffirmation; Loan Document.

(a)This Waiver shall be deemed to be a modification to the Existing Credit Agreement effective as of the dates set forth herein, and the Credit Agreement is hereby ratified, approved and confirmed in each and every respect. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Waiver constitute a modification of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Credit Agreement. The Borrower and each Guarantor Subsidiary hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party.

(b)To induce the Lender and the Administrative Agent to enter into this Waiver, the Borrower and each Guarantor Subsidiary hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as modified pursuant to this Waiver), and without limiting the foregoing, acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Waiver.

(c)All references to the Existing Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement. This Waiver is a Loan Document.

Section 7.Costs and Expenses. To the extent provided in Section 10.4(a) of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent and Calculus Lending, LLC, in its capacity as Lender, for all reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of the Administrative Agent and Calculus Lending, LLC, in its capacity as Lender, in connection with this Waiver and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Waiver.

Section 8.GOVERNING LAW. THIS WAIVER SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH

AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 9.Severability. If any term or provision of this Waiver shall be determined to be illegal or unenforceable all other terms and provisions of this Waiver shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

Section 10.Counterparts. This Waiver may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 11.Successors and Assigns. This Waiver shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and its successors, transferees and assigns.

Section 12.No Waiver. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver by the Administrative Agent or the Lender of any Defaults or Events of Default which may occur in the future under the Credit Agreement and/or the other Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:	/s/ Jonathan Curth
Name:	Jonathan Curth
Title:	Executive Vice President, General Counsel
and Corporate Secretary

[Signature Page to Third Waiver to Sixth A&R Credit Agreement]

ALTER DOMUS (US) LLC,
as Administrative Agent

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

[Signature Page to Third Waiver to Sixth A&R Credit Agreement]

CALCULUS LENDING, LLC,
as Lender

By:	/s/ W. Reid Lea
Name:	W. Reid Lea
Title:	Authorized Agent

[Signature Page to Third Waiver to Sixth A&R Credit Agreement]

ACKNOWLEDGED AND ACCEPTED BY:

W & T ENERGY VI, LLC

By:	/s/ Jonathan Curth
Name:	Jonathan Curth
Title:	Executive Vice President, General Counsel
and Corporate Secretary

W & T ENERGY VII, LLC

By:	/s/ Jonathan Curth
Name:	Jonathan Curth
Title:	Executive Vice President, General Counsel
and Corporate Secretary

GREEN HELL LLC

By:	/s/ Jonathan Curth
Name:	Jonathan Curth
Title:	Executive Vice President, General Counsel
and Corporate Secretary

AQUASITION III LLC

By:	/s/ Jonathan Curth
Name:	Jonathan Curth
Title:	Executive Vice President, General Counsel
and Corporate Secretary

AQUASITION IV LLC

By:	/s/ Jonathan Curth
Name:	Jonathan Curth
Title:	Executive Vice President, General Counsel
and Corporate Secretary

[Signature Page to Third Waiver to Sixth A&R Credit Agreement]

AQUASITION V LLC

By:	/s/ Jonathan Curth
Name:	Jonathan Curth
Title:	Executive Vice President, General Counsel
and Corporate Secretary

SEAQUESTER LLC

By:	/s/ Jonathan Curth
Name:	Jonathan Curth
Title:	Executive Vice President, General Counsel
and Corporate Secretary

SEAQUESTRATION LLC

By:	/s/ Jonathan Curth
Name:	Jonathan Curth
Title:	Executive Vice President, General Counsel
and Corporate Secretary

FALCON AERO HOLDCO LLC

By:	/s/ Jonathan Curth
Name:	Jonathan Curth
Title:	Executive Vice President, General Counsel
and Corporate Secretary

FALCON AERO HOLDINGS LLC

By:	/s/ Jonathan Curth
Name:	Jonathan Curth
Title:	Executive Vice President, General Counsel
and Corporate Secretary

[Signature Page to Third Waiver to Sixth A&R Credit Agreement]